Rule 497(d)
                                                      Registration No. 333-90922


         EQUITY FOCUS TRUSTS - STRATEGIC 10/A+ PORTFOLIO, 2002 SERIES C

                 Supplement to Prospectus dated August 16, 2002
                        Supplement dated October 15, 2002

      Effective immediately, the Comparison of Total Returns which appears on page 14 of the prospectus is hereby amended to read as follows:

   The following table compares the actual performance of the DJIA and the S&P 500 against the hypothetical performance of the Strategic 10/A+ Strategy in each of the past 25 years, as of December 31 in each of these years, as well as the first six months of 2002:

                        COMPARISON OF TOTAL RETURNS(1)(2)
        (Strategic 10/A+ figures reflect sales charge and trust expenses but not brokerage commissions or taxes)

                                          Dow Jones
    Year                Strategic         Industrial
    Ended               10/A+(3)         Average (DJIA)       S&P 500
    -----               --------         --------------       -------

    1977                  (8.31)%          (12.70)%            (7.16)%
    1978                   2.87              2.69               6.39
    1979                   5.00             10.52              18.19
    1980                  24.67             21.41              31.52
    1981                   3.17             (3.40)             (4.85)
    1982                  26.33             25.79              20.36
    1983                  25.45             25.65              22.31
    1984                   3.62              1.08               5.97
    1985                  29.48             32.78              31.05
    1986                  29.35             26.92              18.54
    1987                   6.37              6.02               5.67
    1988                  16.67             15.95              16.35
    1989                  32.48             31.71              31.22
    1990                  (2.15)            (0.58)             (3.13)
    1991                  36.83             23.93              30.00
    1992                   6.02              7.35               7.43
    1993                  13.71             16.71               9.92
    1994                   3.86              4.95               1.28
    1995                  41.39             36.45              37.12
    1996                  26.02             28.58              22.68
    1997                  20.87             24.78              33.10
    1998                  21.47             18.00              28.34
    1999                   9.84             27.01              20.89
    2000                  (1.32)            (4.74)             (9.03)
    2001                  (9.55)            (5.42)            (11.85)
    2002 (through 6/30)   (7.81)            (6.85)            (13.10)

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(1)The Total Return represents the sum of Appreciation and Actual Dividends
   Paid. (i) Appreciation for the Strategic 10/A+ Portfolio in a given calendar year is calculated by subtracting the market value of the applicable stocks as of the close of trading on the last trading day of the previous calendar year from the market value of those stocks as of the close of trading on the last trading day in the given calendar year, and dividing the result by the market value of the stocks as of the close of trading on the last trading day of the previous calendar year. Appreciation for the DJIA and for the S&P 500 is calculated by subtracting the market value of the DJIA or the S&P 500 as of the close of trading on the last trading day of the previous calendar year from the market value of the DJIA or the S&P 500, respectively, as of the close of trading on the last trading day in the given calendar year, and dividing the result by the market value of the DJIA or the S&P 500, respectively, as of the close of trading on the last trading day of the previous calendar year. (ii) Actual Dividends Paid for the Strategic 10/A+ Portfolio is calculated by adding the total dividends credited on the stocks in the given calendar year and dividing the result by the market value of the applicable stocks as of the close of trading on the last trading day of the previous calendar year. Actual Dividends Paid for the DJIA and for the S&P 500 is calculated by taking the total dividends credited to the DJIA or the S&P 500 in the given calendar year and dividing the result by the market value of the DJIA or the S&P 500, respectively, as of the close of trading on the last trading day of the previous calendar year. The above information is derived from various independent recognized sources. The Sponsor has not independently verified the data obtained from these sources but has no reason to believe that this data is incorrect in any material respect.
(2)In addition to reasons described elsewhere in the Prospectus, the performance of the actual trust may differ due to the fact that: (i) dividends and certain corporate actions such as spinoffs and mergers may be treated differently by the trust as compared to the data sources; and (ii) Salomon Smith Barney is currently prohibited from purchasing common stock in Citigroup Inc., which is one of the 30 companies that comprise the DJIA.
(3)The Strategic 10/A+ Portfolio in any given calendar year was selected by (i) ranking the dividend yields for each of the stocks in the DJIA as of the beginning of that calendar year, based on an annualization of the last regular dividend distribution (which would have been declared in the preceding calendar year) divided by that stock's market value on the close of trading on the last trading day of the previous calendar year and (ii) selecting the stocks in the DJIA which were ranked A+ as of the beginning of that calendar year according to Standard & Poor's quality ranking.